UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, CNS Pharmaceuticals, Inc. (the “Company”) held its scheduled 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amendments to the Company's 2020 Equity Plan (the “2020 Plan”) including an increase in the number of shares of common stock, par value $0.001 per share, authorized for issuance under the 2020 Plan by 3,500,000 shares. As amended, the number of shares of the common stock that may be issued under the 2020 Plan is 4,345,800 shares (this includes the 3,500,000 share increase).

For more information about the 2020 Plan and amendments thereto, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 10, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the amendments to the 2020 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2020 Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On April 30, 2024, the Board of Directors of the Company approved the following appointments to its Board committees: (i) Audit Committee – Jeff Keyes (Chair), Faith Charles and Amy Mahery; (ii) Compensation Committee – Dr. Jerzy (George) Gumulka (Chair), Amy Mahery and Dr. Bettina Cockroft; and (iii) Nominating and Governance Committee – Dr. Bettina Cockroft (Chair) and Faith Charles.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below under Item 5.07 of this Current Report, the Company held its Annual Meeting on April 30, 2024, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock from 75,000,000 shares to 300,000,000 shares.

On May 2, 2024, the Company filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada to increase the number of the Company’s authorized shares of common stock from 75,000,000 shares to 300,000,000 shares. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

For more information about the Amendment, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting as a virtual meeting online via live audio webcast on Tuesday, April 30, 2024, at 3:00 p.m. Eastern Time. As of March 21, 2024, the record date for the Annual Meeting, there were 10,634,932 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 7,438,115, or 69.94%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

The proposals are described in detail in the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Proposal 1. Election of Directors - The Company’s stockholders elected John Climaco, Jerzy (George) Gumulka, Jeffry R. Keyes, Faith Charles, Bettina Cockroft, and Amy Mahery, each to serve until the 2025 Annual Meeting of Stockholders or until such person’s successor is qualified and elected, by the following vote:

Director Name	Votes For	Against	Abstain	Broker Non-Votes
John Climaco	2,806,862	419,414	10,728	4,326,111
Jerzy (George) Gumulka	2,530,498	688,740	17,766	4,326,111
Jeffry R. Keyes	2,737,164	479,314	20,526	4,326,111
Faith Charles	2,836,539	386,803	13,662	4,326,111
Bettina Cockroft	2,878,946	337,556	20,502	4,326,111
Amy Mahery	2,951,391	272,219	13,394	4,326,111

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Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm - The Company's stockholders ratified the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,880,698	439,554	117,863	0

Proposal 3. Reverse Split Authorization Approval – The Company’s stockholders granted the Company’s Board of Directors authority, in its sole discretion, prior to the one-year anniversary of the Annual Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,879,954	1,672,316	10,845	0

Proposal 4. Amendment to Articles of Incorporation Approval - The Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock from 75,000,000 shares to 300,000,000 shares, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,419,397	2,075,496	68,222	0

Proposal 5. Amendment to 2020 Stock Plan Approval - The Company’s stockholders approved amendments to the Company's 2020 Equity Plan including an increase in the number of shares of common stock authorized for issuance under the 2020 Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,471,451	591,602	173,951	4,326,111

Proposal 6. Nasdaq Listing Rule 5635(d) Approval - For purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s stockholders approved the repricing of certain warrants to purchase up to 3,756,000 shares of common stock issued on October 16, 2023 (the “October 2023 Warrants”), from $1.28 per share to $0.30 per share and to extend the termination date of such warrants to February 1, 2029 (collectively, the “Nasdaq Proposal”), by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,573,758	644,291	18,955	4,326,111

Proposal 7. To Authorize an Adjournment of the Annual Meeting - The Company’s stockholders authorized the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,099,275	1,206,455	257,385	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of CNS Pharmaceuticals, Inc., filed with the Secretary of State of the State of Nevada
10.1	CNS Pharmaceuticals, Inc. 2020 Equity Plan (as amended April 30, 2024)
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: May 3, 2024

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